                                                                     Exhibit 4.3
                          EXCHANGE APPLICATIONS, INC.

                          1998 STOCK INCENTIVE PLAN

     1.  Purpose.  This Exchange Applications, Inc. 1998 Stock Incentive Plan
         -------
(the "Plan") is intended to provide incentives (a) to the officers and other employees of Exchange Applications, Inc. (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options which qualify as "incentive stock options" under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), granted hereunder ("ISO" or "ISOs"); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); and (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of restricted stock in the Company ("Restricted Stock"). Both ISOs and Non-Qualified options are referred to hereafter individually as an "Option" and collectively as "Options." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation" as those terms are defined in Section 424 of the Code.

     2.  Administration of the Plan. (a) The Plan shall be administered by the
         --------------------------
Board of Directors of the Company (the "Board"). The Board may appoint a Compensation Committee (the "Committee") of two or more of its members to administer the Plan. Subject to ratification of the grant of each option or Restricted Stock by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee, if so appointed, shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Restricted Stock) to whom Non-Qualified options or Restricted Stock may be granted; (ii) determine the time or times at which options or Restricted Stock may be granted; (iii) determine the option price of shares subject to each option, which price with respect to ISOs shall not be less than the minimum specified in paragraph 6, and the purchase price of Restricted Stock; (iv) determine whether each option granted shall be an ISO or a Non-Qualified option;
(v) determine (subject to paragraph 7) the time or times when each option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to options and to Restricted Stock, and the nature of such restrictions, if any; and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under
Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Option or authorization or agreement for Restricted Stock granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Restricted Stock granted under it.

     (b) The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. All references in the Plan to the Committee shall mean the Board if there is no Committee so appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

     3.  Eligible Employees and Others.  ISOs may be granted to any officer or
         -----------------------------
other employee of the Company or any Related Corporation. Those directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options and Restricted Stock may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation. The Committee may take into consideration an optionee's individual circumstances in determining whether to grant an ISO or a Non-Qualified Option or Restricted Stock. Granting of any Option or Restricted Stock to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Options or Restricted Stock.

     4.  Stock.  The stock subject to options and Restricted Stock shall be
         -----
authorized but unissued shares of Common Stock of the Company, $.001 par value per share (the "Common Stock"), or shares of Common Stock re-acquired by the Company in any manner. The aggregate number shares which may be issued pursuant to the Plan is 2,700,000, subject to adjustment as provided in paragraph 13.
Any such shares may be issued as ISOs, Non-Qualified Options or Restricted Stock so long as the aggregate number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire, be cancelled or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if any Restricted Stock shall be reacquired by the Company by exercise of its repurchase option, the shares subject to such expired, terminated or cancelled Option and reacquired shares of Restricted Stock shall again be available for grants of Options or Restricted Stock under the Plan.

     5.  Grants Under the Plan.  Options or Restricted Stock may be granted
         ---------------------
under the Plan at any time on or after July 15, 1998 and prior to July 15, 2008. Any such grants of ISOs shall be subject to the receipt, within 12 months of July 15, 1998, of the approval of Stockholders as provided in paragraph 17. The date of grant of an Option under the Plan will be the date specified by the Committee at the time it awards the option; provided, however, that such date shall not be prior to the date of award. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 15.

     6.  Minimum Option Price.  (a)  The price per share specified in the
         --------------------
agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110 percent of the fair market value of Common Stock on the date of grant.

     (b) In no event shall the aggregate fair market value (determined at the time the option is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000. If the foregoing limitation is exceeded, the balance shall be non-statutory options.

     (c) If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market System, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market System or on a national securities exchange. However, if the Common Stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arms' length.

     7.  Option Duration.  Subject to earlier termination as provided in
         ---------------
paragraphs 9 and 10, each Option shall expire on the date specified by the Committee, but not more than ten years from the date of grant or, in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, not more than five years from date of grant. Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified option pursuant to paragraph 15.

     8.  Exercise of Option.   Subject to the provisions of paragraphs 9 through
         ------------------
12, each option granted under the Plan shall be exercisable as follows:

     (a) The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

     (b) Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

     (c) Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

     (d) The Committee shall have the right to accelerate the date of exercise of any installment; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph
15) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code which provides generally that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all plans of the Company and any Related Corporation) shall not exceed $100,000.

     9.  Termination of Employment.  If an ISO optionee ceases to be employed by
         -------------------------
the Company or any Related Corporation other than by reason of death or disability as provided in paragraph 10, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of 60 days from the date of termination of his employment, but in no event later than on their specified expiration dates except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 15. Leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the employee after the approved period of absence. Employment shall also be considered as continuing uninterrupted during any other bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. Nothing in the Plan shall be deemed to give any grantee of any option or Restricted Stock the right to be retained in employment or other service by the Company or any Related Corporation for any period of time. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. In granting any Non-Qualified option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination or cancellation provisions as the Committee may determine.

     10.  Death; Disability; Dissolution.  If an optionee ceases to be employed
          ------------------------------
by the Company and all Related Corporations by reason of his death, any Option of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the option by will or by the laws of descent and distribution, at any time prior to the earlier of the Option's specified expiration date or 180 days from the date of the optionee's death.

     If an optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any Option held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the option's specified expiration date or 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall have the meaning assigned to it in Section 22(e)(3) of the Code or any successor statute.

     In the case of a partnership, corporation or other entity holding a Non-Qualified Option, if such entity is dissolved, liquidated, becomes insolvent or enters into a merger or acquisition with respect to which such optionee is not the surviving entity, such Option shall terminate immediately.

     11.  Assignability.  No Option shall be assignable or transferable by the
          -------------
optionee except by will or by the laws of descent and distribution, and during the lifetime of the Optionee each Option shall be exercisable only by him.

     12.  Terms and Conditions of Options.  Options shall be evidenced by
          -------------------------------
instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including transfer and repurchase restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     13.  Adjustments.  Upon the happening of any of the following described
          -----------
events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided:

     (a) Subject to any contrary provision contained in any instrument evidencing an option, in the event shares of Common Stock shall be sub-divided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company or of another corporation, each optionee shall be entitled, subject to the conditions herein stated, to purchase such number of shares of common stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Common Stock which such optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, or exchange.

     (b) In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each optionee upon exercising an Option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he is exercising his Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as he would have received if he had been the holder of the shares as to which he is exercising his option at all times between the date of grant of such Option and the date of its exercise.

     (c) Notwithstanding the foregoing, any adjustments made pursuant to subparagraph (a) or (b) shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments with respect to ISOs will constitute a "modification" of such ISOs as that term is defined in
Section 424 of the Code, or cause any adverse tax consequences for the holders of such ISOs. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

     (d) No fractional shares shall actually be issued under the Plan. Any fractional shares which, but for this subparagraph (d), would have been issued to an optionee pursuant to an Option, shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the optionee shall receive from the Company cash in lieu of such fractional shares.

     (e) Upon the happening of any of the foregoing events described in subparagraphs (a) or (b) above, the class and aggregate number of shares set forth in paragraph 4 hereof which are subject to options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events specified in such subparagraphs. The Committee shall determine the specific adjustments to be made under this paragraph 13, and subject to paragraph 2, its determination shall be conclusive.

     14.  Means of Exercising Options.  An Option (or any part or installment
          ---------------------------
thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (i) in United States dollars in cash or by check, or (ii) at the discretion of the Committee, through delivery of shares of Common Stock having fair market value equal as of the date of the exercise to the cash exercise price of the Option, or (iii) at the discretion of the Committee, by delivery of the optionee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or
(iv) at the discretion of the Committee, by any combination of (i), (ii) and
(iii) above. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to change in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificates is issued.

     15.  Conversion of ISOs into Non-Qualified Options: Termination of ISOs.
          ---------------------------------------------------------- -------
The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

     16.  Restricted Stock.  Each grant of Restricted Stock under the Plan shall
          ----------------
be evidenced by an instrument (a "Restricted Stock Agreement") in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:

     (a) The Committee shall determine the number of shares of Common Stock to be issued to an eligible person pursuant to the grant of Restricted Stock, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

     (b) Shares issued pursuant to a grant of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Committee in the Restricted Stock Agreement, for such period as the Committee shall determine, from the date on which the Restricted Stock is granted (the "Restricted Period"). The Company will have the option to repurchase the Common Stock at such price as the Committee shall have fixed in the Restricted Stock Agreement which option will be exercisable (i) if the participant's continuous employment or performance of services for the Company and the Related Corporations shall terminate prior to the expiration of the Restricted Period,
(ii) if, on or prior to the expiration of the Restricted Period or the earlier lapse of such repurchase option, the participant has not paid to the Company an amount equal to any federal, state, local or foreign income or other taxes which the Company determines is required to be withheld in respect of such Restricted Stock, or (iii) under such other circumstances as determined by the Committee in its discretion. Such repurchase option shall be exercisable on such terms, in such manner and during such period as shall be determined by the Committee in the Restricted Stock Agreement. Each certificate for shares issued as Restricted Stock shall bear an appropriate legend referring to the foregoing repurchase option and other restrictions; shall be deposited by the stockholder with the Company, together with a stock power endorsed in blank; or shall be evidenced in such other manner permitted by applicable law as determined by the Committee in its discretion. Any attempt to dispose of any such shares in contravention of the foregoing repurchase option and other restrictions shall be null and void and without effect. If shares issued as Restricted Stock shall be repurchased pursuant to the repurchase option described above, the stockholder, or in the event of his death, his estate, personal representative, or beneficiary who has acquired the Restricted Stock by will or by the laws of descent and distribution, shall forthwith deliver to the Secretary of the Company the certificates for the shares, accompanied by such instrument of transfer, if any, as may reasonably be required by the Secretary of the Company. If the repurchase option described above is not exercised by the Company, such repurchase option and the restrictions imposed pursuant to the first sentence of this subparagraph (b) shall terminate and be of no further force and effect.

     (c) If a person who has been in continuous employment or performance of services for the Company or a Related Corporation since the date on which Restricted Stock was granted to him shall, while in such employment or performance of services, die, or terminate such employment or performance of services by reason of disability or by reason of early, normal or deferred retirement under an approved retirement program of the Company or a Related Corporation (or such other plan or arrangement as may be approved by the Committee in its discretion, for this purpose) and any of such events shall occur after the date on which the Restricted Stock was granted to him and prior to the end of the Restricted Period, the Committee may determine to cancel the repurchase option (and any and all other restrictions) on any or all of the shares of Restricted Stock; and the repurchase option shall become exercisable at such time as to the remaining shares, if any.

     17.  Term and Amendment of Plan.  This Plan was adopted by the Board on
          --------------------------
July 15, 1998, subject to approval of the Plan by the holders of a majority of the outstanding voting stock of the Company. The Plan shall expire on July 15, 2008 (except as to options and Restricted Stock outstanding on that date). Subject to the provisions of paragraph 5 above, Options and Restricted Stock may be granted under the Plan by the Committee, prior to the date of stockholder approval of the Plan. If the approval of stockholders is not obtained by July 15, 1999, any grants of options or Restricted Stock under the Plan made prior to that date will be rescinded. The Board may terminate or amend the Plan in any respect at any time, except that, any amendment that (a) increases the total number of shares that may be issued under the Plan (except by adjustment pursuant to paragraph 13), (b) changes the class of persons eligible to participate in the Plan, or (c) materially increases the benefits to participants under the Plan, shall be subject to approval by stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the foregoing amendments, and shall be null and void if such approval is not obtained. Except as provided in the fourth sentence of this paragraph 17, in no event may action of the Board or stockholders alter or impair the rights of an optionee or purchaser of Restricted Stock without his consent, under any Option or Restricted Stock previously granted to him.

     18.  Application of Funds.  The proceeds received by the Company from the
          --------------------
sale of shares pursuant to Options and Restricted Stock authorized under the Plan shall be used for general corporate purposes.

     19.  Governmental Regulation.  The Company's obligation to sell and deliver
          -----------------------
shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     20.  Withholding of Additional Income Taxes.  The Company, in accordance
          --------------------------------------
with the Code, may, upon exercise of a Non-Qualified Option or the purchase of Common Stock for less than its fair market value or the lapse of restrictions on Restricted Stock or the making of a Disqualifying Disposition (as defined in paragraph 21) require the employee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person's gross income.

     21.  Notice to Company of Disqualifying Disposition.  Each employee who
          ----------------------------------------------
receives IS0s shall agree to notify the Company in writing immediately after the employee makes a disqualifying disposition of any Common Stock received pursuant to the exercise of an ISO (a "Disqualifying Disposition"). Disqualifying Disposition means any disposition (including any sale) of such stock before the later of (a) two years after the employee was granted the ISO under which he acquired such stock, or (b) one year after the employee acquired such stock by exercising such ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition will thereafter occur.

     22.  Governing Laws; Construction.  The validity and construction of the
          ----------------------------
Plan and the instruments evidencing options and Restricted Stock shall be governed by the laws of the Commonwealth of Massachusetts. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                            Customer Analytics, Inc.

                      1999 Stock Option and Purchase Plan


1. Purpose of Plan. This 1999 Stock Option and Purchase Plan (the "Plan") of Customer Analytics, Inc. (the "Company") is designed to provide incentives to such present and future employees, officers, directors and consultants of the Company or its subsidiaries ("Participants"), as may be selected in the sole discretion of the Company's Compensation Committee or in the absence of such committee, the Company's board of directors, through the grant of Options by the Company to Participants or through the sale of Common Stock to Participants.

2. Definitions. Certain terms used in this Plan have the meanings set forth below:

     "Board" means the Company's board of directors.

     "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

     "Common Stock" means the Company's Common Stock, par value $.001 per share.

     "Committee" means the Compensation Committee of the Board or in the absence of such committee, the Board.

     "fair market value" of a share of Common Stock means (a) the mean between the highest and lowest reported sale prices of a share of Common Stock on the New York Stock Exchange--Composite Transaction Table; or (b) if the Common Stock is not listed on such stock exchange, the mean between the closing high bid and low asked prices of a share of Common Stock as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ Stock Market") (or, if not so reported, by the system then regarded as the most reliable source of such quotations); or (c) if the Common Stock is listed on the New York Stock Exchange or quoted in the NASDAQ Stock Market or similar system, but there are not reported sales or quotations, as the case may be, on the given date, the value determined pursuant to (a) or (b) above using the reported sale prices or quotations on the last previous date on which so reported; or (d) if none of the foregoing clauses apply, the fair value of a share of Common Stock as determined in good faith by the Board.

     "Option" means any option enabling the holder thereof to purchase any class of Common Stock from the Company granted by the Board pursuant to the provisions of this Plan. Options to be granted under this Plan may be incentive stock options within the meaning of Sections 422 of the Code ("Incentive Stock Options") or non-Incentive Stock Options ("non-ISO") which shall mean an option
(i) in which the fair market value of the stock which may be acquired upon the exercise of such option exceeds the limitation for Incentive Stock Options set forth in Section 7 hereof, (ii) which for some other reason does not satisfy the requirements of the Code applicable to Incentive Stock Options; or (iii) contains terms that provide that it will not be treated as an Incentive Stock Option.

     "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time the option is granted, each of the corporations other that the last corporation in the chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3. Grant of Options. The Committee shall have the right and power to grant to any Participant Options at any time prior to the termination of this Plan in such quantity, at such price, on such terms and subject to such conditions that are consistent with this Plan and established by the Committee. Options granted under this Plan shall be subject to such terms and conditions and evidenced by agreements as shall be determined from time to time by the Board.

4. Sale of Common Stock. The Committee shall have the power and authority to sell to any Participant any class or classes of Common Stock at any time prior to the termination of this Plan in such quantity, at such price, on such terms and subject to such conditions that are consistent with this Plan and established by the Committee. Common Stock sold under this Plan shall be subject to such terms and evidenced by agreements as shall be determined from time to time by the Committee.

5. Administration of the Plan. The Committee shall have the power and authority to prescribe, amend and rescind rules and procedures governing the administration of this Plan, including, but not limited to the full power and authority (i) to interpret the terms of this Plan, the terms of any Options granted under this Plan, and the rules and procedures established by the Committee governing any such Options and (ii) to determine the rights of any person under this Plan, or the meaning of requirements imposed by the terms of this Plan or any rule or procedure established by the Committee. Each action of the Committee hereunder shall be binding on all persons.

     The Committee shall have the authority, in its discretion, to grant an Incentive Stock Option to any eligible employee and a non-ISO to any person.
All Options shall be evidenced by written instruments (which need not be uniform). Notwithstanding the foregoing, the Committee's authority as set forth in this Section 5 with respect to matters involving Incentive Stock Options is subject to the express provisions and limitations of this Plan and subject to
Section 422 of the Code.

6. Limitation on the Aggregate Number of Shares. The number of shares of Common Stock issued under this Plan (including the number of shares of Common Stock with respect to which Options may be granted under this Plan (and which may be issued upon the exercise or payment thereof)) shall not exceed, in the aggregate 1,138,250 (as such number is equitably adjusted pursuant to paragraph 10 hereof). If any Options expire unexercised or unpaid or are canceled, terminated or forfeited in any manner without the issuance of Common Stock or payment thereunder, the shares with respect to which such Options were granted shall again be available under this Plan. Similarly, if any shares of Common Stock issued hereunder upon exercise of Options are purchased hereunder by the Company, such shares shall again be available under this Plan for reissuance as options. Shares of Common Stock to be issued upon exercise of the options or shares of Common Stock to be sold directly hereunder may be either authorized and unissued shares, treasury shares, or a combination thereof, as the Board shall determine.

7. Incentive Stock Options. All Incentive Stock Options (i) shall have an exercise price per share of Common Stock of not less than 100% of the fair market value of such share on the date of grant, (ii) shall not be exercisable more than ten years after the date of grant, (iii) shall not be transferable other than by will or under the laws of descent and distribution and, during the lifetime of the Participant to whom such Incentive Stock Options were granted, may be exercised only by such Participant (or his guardian or legal representative), (iv) shall only be granted to employees of the Company or its Subsidiary, provided, however, that the Board may, in its discretion, provide at
            --------  -------
the time that an Incentive Stock Option is granted that such Incentive Stock Option may be exercised for a period ending upon either (x) the termination of this Plan in the event of the Participant's death while an employee of the Company or a Subsidiary, or (y) the date which is three months after termination of the Participant's employment for any other reason; and provided, further,
                                                          --------  -------
that if an Incentive Stock Option is granted to a person who owns or is treated under Section 424 (d) of the Code as owning, on the date of grant, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company (or of any parent or Subsidiary of the Company in existence on such date of grant), (A) the price at which each share of Common Stock may be purchased upon exercise of such Incentive Stock Option may not be less than 110% of the fair market value of such share on the date of grant, and
(B) the Incentive Stock Option, by its terms, may not be exercised more than five years after the date of grant. The Board's discretion to extend the period during which an Incentive Stock Option is exercisable shall only apply to the extent that (i) the Participant was entitled to exercise such option on the date of termination, and (ii) such option would not have expired had the Participant continued to be employed by the Company or Subsidiary. Notwithstanding any provisions of this Plan, any Incentive Stock Option granted hereunder shall contain all provisions required to be included in the terms of an Incentive Stock Option under Section 422 of the Code.

8. Listing, Registration and Compliance with Laws and Regulations. Each Option shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of such Option or the issue or purchase of shares thereunder, no such Option may be exercised or paid in Common Stock in whole or in part unless such listing, registration, qualification, consent or approval (a "Required Listing") shall have been effected or obtained, and the holder of the Option will supply the Company with such certificates, representations and information as the Company shall request which are reasonably necessary or desirable in order for the Company to obtain such Required Listing, and shall otherwise cooperate with the Company in obtaining such Required Listing. In the case of officers and other persons subject to
Section 16(b) of the Securities Exchange Act of 1934, as amended, the Board may at any time impose any limitations upon the exercise of an Option which, in the Board's discretion, are necessary or desirable in order to comply with Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any options may be exercised, the Board may, in its discretion and without the consent of the holders of any such Options, so reduce such period on not less than 15 days' written notice to the holders thereof.

9.  Cash Payments Upon Exercise.   The purchase price  (plus the amount of any
applicable withholding taxes) shall be paid in full upon each exercise of an Option. The Committee may, in its discretion, provide that the purchase price of Common Stock provided under either an Incentive Stock Option or non-ISO granted pursuant to this plan may be payable with stock of the Company.

      If (i) the fair market value of a share of Common Stock subject to an Option exceeds the exercise price of the Option at the time of its exercise, and
(ii) the person exercising the Option so requests the Board in writing, the Board may in its sole discretion cancel the Option and cause the Company to pay in cash or in shares of Common Stock (at a price per share equal to the fair market value per share) to the person exercising the Option an amount equal to the difference between the fair market value of the Common Stock which would have been purchased pursuant to the exercise (determined on the date the Option is canceled) and the aggregate exercise price which would have been paid.

  Options which are not Incentive Stock Options may, in the Board's discretion, provide that the holder thereof, as soon as practicable after the exercise of the Options will receive, in lieu of any issuance of Common Stock, a cash payment in such amount as the Board may determine, but not more than the excess of the fair market value of a share of Common Stock (on the date the holder recognizes taxable income) over the Option's exercise price multiplied by the number of shares as to which the Option is exercised.

10. Adjustment for Change in Common Stock. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or other change in the Common Stock, the Board shall make appropriate changes in the number and type of shares authorized by this Plan, the number and type of shares covered by outstanding Options and the prices specified therein.

11. Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Board or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provisions for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or shares of Common Stock in connection with the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, with a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

12. Taxes. The Company shall be entitled, if necessary or desirable, to withhold (or secure payment from the Plan participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any amount payable and/or shares issuable under this Plan, and the Company may defer such payment or issuance unless indemnified to its satisfaction.

13. Termination and Amendment. The Board at any time may suspend or terminate this Plan and make such additions or amendments as it deems advisable under this Plan, except that they may not, without further approval by the Company's stockholders, (a) increase the maximum number of shares as to which Options may be granted under this Plan, except pursuant to paragraph 10 above or (b) extend the term of this Plan; provided that, subject to paragraph 8 hereof, the Board may not change any of the terms of a written agreement with respect to an Option between the Company and the holder of such Option without the approval of the holder of such Option. No Options shall be granted or shares of Common Stock issued hereunder after September 17, 2009.

14. Stockholder Approval and Effectiveness of Incentive Stock Option Status. The Incentive Stock Option status of any Option granted pursuant to this Plan is subject to approval of this Plan by the stockholders of the Company within one
(1) year after the date of adoption of this Plan by the Board of Directors of the Company. If such stockholder approval is not obtained, such previously granted Option may, by its term, be a non-ISO.

15. Limitations on non-ISOs. At the discretion of the Board of Directors, non-ISOs granted hereunder may contain some, all or none of the limitations described in Section 7, or other limitations.

16. Intent and Interpretation. It is the intent of this Plan to conform with the rules promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Accordingly this Plan shall be interpreted, to the maximum extent possible, so that options granted under the Plan to directors and officers of the Company shall be exempt from Section 16(b) of the Exchange Act and that grants of Incentive Stock Options shall be issuable to eligible persons under the Plan.

                                 *   *   *   *   *

Adopted by Board of Directors on September 17, 1999

Approved by Shareholders on October 27, 1999

                       CUSTOMER ANALYTICS HOLDINGS, INC.
                           2000 EQUITY INCENTIVE PLAN

                             Adopted April 20, 2000

     1.  PURPOSE OF THE PLAN.

     The purpose of the Plan is to provide a means by which selected Employees of and Consultants to the Company and its Affiliates may be given an opportunity to acquire a proprietary interest in the Company. Under the Plan, the Company may provide various types of long-term incentive awards, including Options and Other Stock-Based Awards, in order to retain the services of Persons who are now Employees of or Consultants to the Company and its Affiliates, to secure and retain the services of new Employees and Consultants, and to provide incentives for such Persons to exert maximum efforts for the success of the Company and its Affiliates. Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code
                                                         -----------
and the regulations promulgated thereunder.

     2.  DEFINITIONS.

     As used herein, the following definitions shall apply:

     (a) "Advisor" means a member of an advisory board or committee or other group of advisors to the Company, or any other Person designated by the Committee.

     (b) "Affiliate" means, with respect to any Person, any Parent or Subsidiary of such Person, whether such Parent or Subsidiary is now or hereafter existing.

     (c) "Agreement" means the agreement (including an Option Agreement) between the Company and the Holder setting forth the terms and conditions of an Award under the Plan.

     (d) "Applicable Laws" means all applicable federal, state, local or foreign laws, regulations and legal requirements, including without limitation the requirements of the Stock Exchange and the legal requirements relating to the administration of stock option plans and equity incentive plans (and the issuance of shares of capital stock thereunder) under U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where any Awards are, or will be, granted under the Plan.

     (e) "Award" means an award of Options or Other Stock-Based Awards under the Plan.

     (f) "Beneficial Owner" means a "beneficial owner" as such term is used in Rule 13d-3 promulgated under the Exchange Act.

     (g)  "Board" means the Board of Directors of the Company.

     (h) "Change of Control" means, with respect to any Award, the occurrence at any time after the date of grant of such Award of (i) any Person or Group of Persons becoming for the first time the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company ("Voting Stock"), other than as a result of a transfer or series of related transfers of Voting Stock from a Person or Group of Persons who immediately prior to such transfer or transfers was the Beneficial Owner, and who after giving effect to such transfer or transfers continues to be the Beneficial Owner, of more than fifty percent (50%) of the Voting Stock of the Company; (ii) a merger or consolidation of the Company with or into another Person or the merger of another

Person into the Company as a consequence of which those Persons who held all of the Voting Stock of the Company immediately prior to such merger or consolidation do not hold either directly or indirectly a majority of the Voting Stock of the Company (or, if applicable, the surviving company of such merger or consolidation) after the consummation of such merger or consolidation; (iii) the sale of all or substantially all of the assets of the Company to any Person or Group of Persons (other than to (A) a Person or Group of Persons which owns, directly or indirectly, a majority or more of the Common Stock of the Company,
(B) a Subsidiary of the Company, or (C) a Person all of whose equity interests are owned directly or indirectly by the Company; or (iv) any event or series of events (which event or series of events must include a proxy fight or proxy solicitation with respect to the election of directors of the Company made in opposition to the nominees recommended by the Continuing Directors) during any period of 12 consecutive months, as a result of which a majority of the Board consists of individuals other than Continuing Directors.

     (i)  "Code" means the Internal Revenue Code of 1986, as amended.

     (j) "Committee" means (a) the Compensation Committee of the Board (or in the event that there is not a Compensation Committee, then the Board) with respect to Awards granted to all Employees and Consultants of the Company (other than Non-Employee Directors of the Company) and (b) the entire Board (regardless of whether there is a Compensation Committee) with respect to Awards granted to Non-Employee Directors of the Company.

     (k) "Common Stock" means the common stock, par value $.01 per share, of the Company.

     (l) "Company" means Customer Analytics Holdings, Inc., a Delaware corporation.

     (m) "Consultant" means (i) any Person who is engaged by the Company or any Affiliate of the Company to render consulting or advisory services exclusively for the Company or any Affiliate on a full-time basis and is compensated for such services (ii) any Director of the Company, whether such Director is compensated for such services or not, and (iii) any Advisor of the Company, whether such Advisor is compensated for such services or not.

     (n) "Continuing Directors of the Company" means, with the respect to any period of 12 consecutive months, (i) any members of the Board on the first day of such period, (ii) any members of the Board elected after the first day of such period at any annual meeting of shareholders who were nominated by the Board or a committee thereof, if a majority of the members of the Board or such committee were Continuing Directors of the Company within the meaning of clause
(i) above at the time of such nomination, and (iii) any members of the Board elected to succeed Continuing Directors of the Company by the Board or a committee thereof, if a majority of the members of the Board or such committee were Continuing Directors of the Company within the meaning of clause (i) or
(ii) above at the time of such election.

     (o) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship that an Employee or Consultant has with the Company or any Affiliate is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of
(i) any leave of absence approved in writing by the Company or any Affiliate or
(ii) transfers between locations of the Company or between the Company or any Affiliate or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company or any Affiliate. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or any Affiliate is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Holder shall cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option.

     (p) "Corporate Affiliate" means, with respect to any Person, any Parent Corporation or Subsidiary Corporation of such Person, whether such Parent Corporation or Subsidiary Corporation is now or hereafter existing.

     (q)  "Director" means a member of the Board.

     (r) "Disability" shall have the meaning given it or any similar term in the employment agreement of the Holder with the Company or an Affiliate; provided, however, that if that Holder has no such employment agreement or if the employment agreement applicable to the Holder does not specify the meaning of such term, "Disability" shall mean "disability" as such term is defined in
Section 22(e)(3) of the Code.
----------------

     (s) "Employee" means any individual person, including Officers and Directors, who is employed by the Company or any Affiliate of the Company on a full-time basis and is compensated for such services. The payment of a Director's fee or the reimbursement of a Director's expenses by the Company shall not be sufficient to constitute "employment" by the Company.

     (t)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (u) "Fair Market Value" means the value of a Share of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or quoted on a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for a Share of Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

          (ii) If the Common Stock is not listed on any established stock exchange or quoted on a national market system, but is regularly quoted by a recognized securities dealer (whose selling prices are not reported), its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the date of determination; or

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

     (v)  "Group" means a "group" as such term is used in Section 13(d)(3) of
                                                          ----------------
the Exchange Act.

     (w)  "Holder" means a Person who has received an Award under the Plan.

     (x) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
                                             -----------
     (y) "Non-Employee Director" means a "Non-Employee Director" within the meaning of Rule 16b-3.

     (z) "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (aa) "Officer" means an individual person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and
                      ----------
regulations promulgated thereunder.

     (bb) "Option" means any option to purchase Shares of Common Stock which is granted pursuant to the Plan.

     (cc) "Option Agreement" means the written option agreement, substantially in the form attached hereto as Exhibit A, including any exercise agreement
                               ---------
attached thereto as an exhibit (or such other form as may be approved by the Committee for use under the Plan pursuant to Section 3(b)(v) hereof), between
                                             ---------------
the Company and Holder evidencing the grant of an Option.

     (dd) "Optioned Stock" means the Shares of Common Stock subject to an Option.

     (ee) "Other Stock-Based Awards" means Awards (other than Options) denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares of Common Stock.

     (ff) "Parent" means any Person (other than the Company) in an unbroken chain of Persons ending with the Company if, at the time an Award is granted, each of the Persons other than the Company owns stock (or other equity interests) possessing 50% or more of the total combined voting power of all classes of stock (or other equity interests) in one or more of the other Persons in such chain.

     (gg) "Parent Corporation" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.
                                  --------------

     (hh) "Person" means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, or any other entity.

     (ii) "Plan" means this Customer Analytics Holdings, Inc. 2000 Equity Incentive Plan.

     (jj) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto.

     (kk) "Share" means a share of Common Stock.

     (ll) "Stock Exchange" means, at any point in time, any established stock exchange on which the Common Stock is then listed or any national market system, including without limitation The Nasdaq Stock Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, on which the Common Stock is then quoted.

     (mm) "Subsidiary" means any Person (other than the Company) in any unbroken chain of Persons beginning with the Company if, at the time of granting of an Award, each of the Persons (other than the last Person in the unbroken chain) owns stock (or other equity interests) possessing 50% or more of the total combined voting power of all classes of stock (or other equity interests) in one of the other Persons in such chain.

     (nn) "Subsidiary Corporation" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.
                                     --------------
     (oo) "Voting Stock" shall have the meaning set forth in the definition of "Change of Control" above.

     3.   ADMINISTRATION OF THE PLAN.

     (a)  Plan Administration.  The Plan at all times shall be administered by
          -------------------
the Committee. During any period of time in which the Company is subject to the reporting requirements of the Exchange Act, the Committee, shall be comprised solely of not less than two members, each of whom shall be (i) a Non-Employee Director and (ii) unless otherwise determined by the Board, an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under
                                                    ----------------------
Section 162(m) of the Code.
--------------

     (b)  Powers of the Committee.  Subject to the provisions of the Plan and
          -----------------------
subject to the approval of any relevant authorities, including the approval, if required, of the Stock Exchange, the Committee shall have the full authority to award Options and/or Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject only to the express provisions of the Plan):

          (i)   to determine the Fair Market Value of the Common Stock;

          (ii) to select the Consultants and Employees to whom Awards may from time to time be granted hereunder;

          (iii) to determine whether and to what extent Awards or any combination thereof are granted hereunder;

          (iv) to determine the number of Shares to be covered by each such Award granted hereunder;

          (v) to approve the forms of Agreements (including Option Agreements) for use under the Plan;

          (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, which terms and conditions may include, but will not be limited to, the exercise price of an Option; any specified performance goals or other criteria which must be attained for the vesting of an Award; any restrictions or limitations applicable to any Awards, including, without limitation, any rights of first refusal, repurchase rights or other restrictions on transfer applicable to such Award as may be set forth in the Agreement evidencing such Award; and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions applicable to any Awards; and

          (vii) to construe and interpret the terms of the Plan and the Awards granted pursuant to the Plan.

     (c)  Effect of Committee's Decision.  All decisions, determinations and
          ------------------------------
interpretations of the Committee shall be final and binding on all Holders of any Awards. No member of the Board or any Committee administering the Plan shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

     4.   STOCK SUBJECT TO THE PLAN.

     The maximum aggregate number of Shares that may be acquired by Holders of any Awards granted under the Plan is 1,489,731 Shares and the maximum number of Shares that may be acquired by an individual Holder under the Plan shall not exceed 400,000 (in each case subject to adjustment as provided in Section 12 of
                                                                  ----------
the Plan). The Shares may be authorized but unissued Shares of Common Stock or may be reacquired Shares of Common Stock.

     If any Shares of Common Stock that are subject to an Option granted hereunder cease to be subject to such Option, or if any Shares of Common Stock that are subject to any other Award granted hereunder are forfeited or any such Award otherwise terminates without a payment being required to be made to the Holder in the form of Common Stock, such Shares shall again be available for distribution in connection with future grants of Options and other Awards under the Plan. Only net Shares issued upon a stock-for-stock exercise (including Common Stock used for withholding taxes) shall be counted against the number of Shares available under the Plan.

5.  ELIGIBILITY.

     (a) Awards may be made or granted to Employees (including Officers and Directors) and Consultants of the Company and its Affiliates who, in the sole and unreviewable determination of the Committee, are deemed to have rendered or to be able to render significant services to the Company or its Affiliates and who are deemed to have contributed or to have the potential to contribute to the success of the Company or its Affiliates. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or a Corporate Affiliate of the Company at the time of grant.

     (b) Each Option shall be designated in the applicable Option Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Holder during any calendar year (under all plans of the Company or any Affiliate) exceeds $100,000, such Options shall be treated for tax purposes as Nonqualified Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order
------------
in which they were granted. For purposes of this Section 5(b), the Fair Market
                                                 ------------
Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (c) Neither the Plan nor any Award shall confer upon any Holder any right with respect to continuation of his or her employment or consulting relationship with the Company or any Affiliate, nor shall it interfere in any way with his or her right or the Company's or an Affiliate's right to terminate his or her employment or consulting relationship at any time, with or without cause .

     6.   OPTION EXERCISE PRICE AND CONSIDERATION.

     (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Committee, but in the case of an Incentive Stock Option (which in all cases shall be subject to the Code):

          (i) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Corporate Affiliate, the per share exercise price shall not be less than 110% of the Fair Market Value per Share on the date of grant; and

          (ii) granted to any other Employee, the per share exercise price shall not be less than 100% of the Fair Market Value per Share on the date of grant.

     (b) The type of consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant and shall be subject to the Code). Such consideration shall be paid, to the extent permitted by applicable statutes and regulations at the time the Option is exercised, either (i) in cash or check, or
(ii) at the discretion of the Committee, in one or a combination of the following ways (which may be in combination with or in lieu of payment by cash or check): (A) by delivery to the Company of other shares of Common Stock of the Company to be valued at their Fair Market Value on the exercise date, (B) according to a deferred payment or other arrangement with the Person to whom the Option is granted or to whom the Option is transferred pursuant to Section 15,
                                                                   ----------
(C) withholding of Shares that would otherwise be issued upon the exercise of the Option, valued at their Fair Market Value on the exercise date, (D) when permitted by Applicable Laws, through a "same day sale" commitment from the Holder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer")), whereby the Holder irrevocably elects to exercise the Option and to sell at least that number of Shares so purchased to pay the aggregate exercise price of all of the Shares so purchased, and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such Shares to forward an amount equal to the aggregate exercise price of such Shares directly to the Company, with any sale proceeds in excess of such amount being for the benefit of the Holder, or (E) in any other form of legal consideration that may be acceptable to the Committee. In making its determination as to the type of consideration to accept, the Committee may consider if acceptance of such consideration may be reasonably expected to benefit the Company. In addition, such consideration shall be accompanied by the delivery by the Holder of a properly executed exercise notice together with such other documentation as the Committee and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

     7.   EXERCISE OF OPTION.

     (a)  Procedure for Exercise; Rights as a Shareholder.  Any Option granted
          -----------------------------------------------
hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Holder, and as shall be permissible under the terms of the Plan. The total number of Shares subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable with respect to some or all of the Shares allotted to that period and may be exercised with respect to some or all of the Shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised.

     An Option may not be exercised for a fraction of a Share. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     Subject to Section 15, an Option shall be deemed to be exercised when
                ----------
written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the Person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. To the extent required by Applicable Law, a Holder shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise or any sale of Shares, which obligations may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 6(b)
                                                                   ------------
hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote, receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 12 hereof.
----------

     (b)  Termination of Employment or Consulting Relationship. Subject to
          ----------------------------------------------------
Section 7(c) and Section 7(d) below and the applicable Option Agreement
------------     ------------
(including without limitation any provisions in the Option Agreement relating to forfeiture of Options upon termination of Holder's employment for cause), in the event of termination of a Holder's Continuous Status as an Employee or Consultant, such Holder may exercise his or her Option to the extent that the Holder was entitled to exercise it at the date of such termination; provided, however, that such Option may be exercised only within three (3) months after the date of termination (or such other period of time as is determined by the Committee at the date of grant and set forth in the Option Agreement); provided, however, that if the Options evidenced by the Option Agreement are Nonqualified Stock Options and are at least 60% vested in accordance with the vesting schedule set forth in such Option Agreement as of the date of termination of Holder's Continuous Status as an Employee or Consultant, then the Holder shall have six (6) months from the date of such termination to exercise such vested Options (or such other period of time as is determined by the Committee at the date of grant and set forth in the Option Agreement). Such time period shall not, in any case, be later than the expiration date of the term of such Option as set forth in the Option Agreement. To the extent that the applicable Option Agreement provides that any of Holder's Options shall be forfeited or terminated on the date of such termination, or if the Holder does not exercise any Options to the extent so entitled within the time specified herein or in the Option Agreement, then such Options shall terminate and the Shares covered by such Option shall revert to the Plan. A Holder's Continuous Status as an Employee or Consultant shall not be terminated in the event of Holder's change of status from an Employee to a Consultant or from a Consultant to an Employee; provided, however, that in the event of a Holder's change of status from an Employee to a Consultant, any Incentive Stock Option granted to such Employee shall automatically cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option on the day that is three months and one day following such change of status.

     Further, the Committee may provide in the Option Agreement evidencing a grant of Options that upon termination of a Holder's Continuous Status as an Employee or Consultant, the Committee may elect in its sole discretion that the portion of any Option unexercised as of the date of termination shall be exercisable for Shares of Common Stock or, in lieu thereof, for an amount in cash equal to the excess of the Fair Market Value of the Common Stock over the exercise price, times the number of Shares of Common Stock for which the Option is being exercised. Such exercise shall be effected in the manner set forth in
Section 6(b) hereof, except that in the event that the Committee elects pursuant
------------
to this Section 7(b) to deliver cash instead of Shares of Common Stock, the
        ------------
Holder shall not be required to pay the exercise price to the Company. In the event that the Committee elects pursuant to this Section 7(b) to deliver cash
                                                 ------------
instead of Shares of Common Stock and, on the date of such exercise, the Fair Market Value of the Common Stock is less than or equal to the applicable exercise price, then the Holder shall not be entitled to any cash, stock or other property upon such exercise, and the Holder shall have no further rights with respect to the portion of the Option so exercised.

     (c)  Disability of Holder. In the event of termination of a Holder's
          --------------------
Continuous Status as an Employee or Consultant as a result of his or her Disability, the Holder may, but only within twelve (12) months from the date of such termination (or such other period of time as is determined by the Committee at the date of grant and set forth in the Option Agreement, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she otherwise was entitled to exercise it at the date of such termination. If such Disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, then
                                              ----------------
in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option on the day that is three months and one day following such termination. To the extent that the applicable Option Agreement provides that any of Holder's Options shall be forfeited or terminated on the date of such termination, or if the Holder does not exercise any Options to the extent so entitled within the time specified herein or in the Option Agreement, then such Options shall terminate and the Shares covered by such Option shall revert to the Plan.

     (d)  Death of Holder.  In the event of the death of a Holder, the Option
          ---------------
may be exercised at any time within twelve (12) months following the date of death (or such other period of time as is determined by the Committee at the date of grant and set forth in the Option Agreement, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) by the Holder's estate or by any Person who acquired the right to exercise the Option by bequest or inheritance (the "Option Beneficiary"), but only to the extent that the Holder was entitled to exercise the Option on the date of death. To the extent that the applicable Option Agreement provides that any of Holder's Options shall be forfeited or terminated on the date of death, or if the Option Beneficiary does not exercise any Options to the extent so entitled within the time specified herein or in the Option Agreement, then such Options shall terminate and the Shares covered by such Option shall revert to the Plan.

     8.   OTHER STOCK-BASED AWARDS.

     (a)  Grant and Exercise.  Other Stock-Based Awards may be awarded, subject
          ------------------
to limitations under Applicable Laws, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, stock appreciation rights, restricted stock, deferred stock, stock reload options, purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into or exchangeable for Shares of Common Stock and Awards valued by reference to the value of securities of or the performance of specified Subsidiaries or the Parent of the Company. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Awards under this Plan or any other plan of the Company or any Affiliate.

     (b)  Eligibility For Other Stock-Based Awards. The Committee shall
          ----------------------------------------
determine the Employees and/or Consultants to whom, and the time or times at which, grants of such Other Stock-Based Awards shall be made, the number of Shares of Common Stock to be awarded pursuant to such Awards, and all other terms and conditions of the Awards.

     (c)  Terms and Conditions.  Each Other Stock-Based Award shall be subject
          --------------------
to such terms and conditions as may be determined by the Committee and set forth in the Agreement evidencing such Award.

     9.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

     (a)  Changes in Capitalization.  Subject to any required action by the
          -------------------------
shareholders of the Company, (i) the number of Shares of Common Stock covered by each outstanding Award, (ii) the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, and (iii) the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of capital stock of any class, or securities convertible into or exchangeable for shares of capital stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares of Common Stock subject to an Award.

     (b)  Dissolution or Liquidation.  In the event of the proposed dissolution
          --------------------------
or liquidation of the Company, the Committee shall notify each Holder of an outstanding Award granted hereunder at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Award shall terminate immediately prior to the consummation of such proposed action; provided, however, that the Committee may, in the exercise of its sole and unreviewable discretion in such instances, declare that any Award shall terminate as of an earlier date fixed by the Committee and give each Holder the right to exercise his or her rights as to all or any part of the Award, including Shares as to which the Award would not otherwise be exercisable.

     (c)  Merger or Asset Sale.  Subject to Section 9(d), in the event of the
          --------------------              ------------
merger of the Company into, or the consolidation of the Company with, another Person in which the shareholders of the Company receive cash or securities of another issuer, or any combination thereof, in exchange for their Shares of Common Stock, or the sale of all or substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent option or right substituted by the successor Person or an Affiliate of the successor Person. In the event that the successor Person refuses to assume or substitute for the Award, the Holder shall fully vest in and have the right to exercise the Award (provided it has not already terminated), including Shares as to which it would not otherwise be vested or exercisable. If an Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger, consolidation or sale of assets, the Committee shall notify the Holder that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period. For the purposes of this Section 9(c), the Award shall be
                                 ------------
considered assumed if, following the merger, consolidation or sale of assets, the option or right substituted for such Award confers the right to purchase or receive, for each Share of Common Stock subject to the Award immediately prior to the merger, consolidation or sale of assets, the per share consideration (whether stock, cash, or other securities or property) received in the merger, consolidation or sale of assets by holders of Common Stock (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger, consolidation or sale of assets is not solely common stock of the successor Person or its Parent (if any), the Committee may, with the consent of the successor Person, provide for the consideration to be received upon the exercise of the Award, for each Share of Common Stock subject to the Award, to be solely common stock of the successor Person or its Parent (if any) equal in fair market value to the per share consideration received by holders of Common Stock in the merger, consolidation or sale of assets.

     (d)  Change of Control.  Notwithstanding anything to the contrary, the
          -----------------
Committee may grant Awards which provide for the acceleration of the vesting of Shares subject to the Award upon a Change of Control. Such provisions shall be set forth in the Agreement evidencing such Award.

     (e)  Further Adjustments.  In the event of any change of a type described
          -------------------
in Section 9(a) or Section 9(c) above, the Committee shall make any further
   ------------    ------------
adjustment to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Awards, the maximum number of Shares for which Awards may be granted to any one Employee or Consultant and the number of Shares and price per Share subject to outstanding Awards as shall be equitable to prevent dilution or enlargement of rights under such Awards, and the determination of the Committee as to these matters shall be conclusive and binding on the Holder; provided, however, that (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section
                                                                    -------
424(a) of the Code (or any successor provision) and (ii) in no event shall any
------
adjustment be made which would render any Incentive Stock Option granted hereunder other than an "incentive stock option" as defined in Section 422 of
                                                               -----------
the Code.

     (f)  No Limitation on Right to Merge, Etc.  The grant of Awards pursuant to
          ------------------------------------
the Plan shall not restrict in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

     10.  TERM OF PLAN.

     The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company, as described in
Section 18 of the Plan. It shall continue in effect for a term of ten (10) years
----------
unless sooner terminated under Section 14 of the Plan.
                               ----------

     11.  TERM OF OPTIONS.

     The term of each Option and other Award shall be the term stated in the applicable Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof; and provided further that in the case of an Incentive Stock Option granted to a Holder who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Corporate Affiliate, the term of the Option shall be no more than five (5) years from the date of grant thereof.

     12.  NON-TRANSFERABILITY OF AWARDS.

     An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Holder to whom the Incentive Stock Option is granted only by such Holder. Any other Award, including a Nonqualified Stock Option, shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or by Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the Holder to whom the Option is granted only by such Holder or any transferee pursuant to a QDRO; provided, however, that the Committee, in its discretion, may allow for transferability of Nonqualified Stock Options by a Holder to Immediate Family Members. For purposes of the Plan, the term "Immediate Family Members" means (a) the children, grandchildren, spouse or common law spouse, siblings or parents of the Holder or (b) any bona fide trusts, partnerships or other entities controlled by the Holder or one or more Immediate Family Members, or whose beneficiaries are one or more Immediate Family Members of the Holder. Any Nonqualified Stock Option grants that are transferable are further conditioned on the Holder and the applicable Immediate Family Members agreeing to abide by the Company's then current stock option transfer guidelines.

     13.  TIME OF GRANTING AWARDS.

     The date of grant of an Award shall, for all purposes, be the date on which the Committee makes the determination granting such Award, or such other date as is determined by the Committee. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

     14.  AMENDMENT AND TERMINATION OF THE PLAN.

     The Board may amend or terminate the Plan in any respect whatsoever, provided that any such amendment or termination of the Plan shall not affect Award already granted and such Award shall remain in full force and effect as if the Plan had not been amended or terminated. In addition, to the extent necessary and desirable to comply with Rule 16b-3 (or any other Applicable Law or regulation, including the requirements of the National Association of Securities Dealers or the Stock Exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     15.  CONDITIONS UPON ISSUANCE OF SHARES.

     Shares shall not be issued pursuant to an Award unless the issuance and delivery of such Shares pursuant thereto shall comply with all relevant Applicable Laws, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of the Stock Exchange, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     The Company may require any Holder, as a condition of receiving Shares pursuant to an Award, (i) to give written assurances satisfactory to the Company as to the Holder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; (ii) to give written assurances satisfactory to the Company stating that such Holder is acquiring the Shares subject to the Award for such Holder's own account and not with any present intention of selling or otherwise distributing such Shares;
(iii) to deliver such other documentation as may be necessary to comply with federal and state securities laws and all other Applicable Laws; and (iv) to sign a counterpart to and agree to be bound by all of the terms and conditions of the Company's shareholders' agreement as then in effect. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if
(i) the issuance of the Shares upon the exercise of or pursuant to the Award has been registered under a then currently effective registration statement under the Securities Act and all applicable state securities laws, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws and other Applicable Laws. The Company may, upon advice of counsel to the

Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with the Plan, applicable securities laws and other Applicable Laws, including, but not limited to, legends restricting the transfer of the Shares, and may enter stop-transfer orders against the transfer of the Shares issued upon the exercise of or pursuant to an Award.

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16.  RESERVATION OF SHARES.

     The Company, during the term of the Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     17.  AGREEMENTS.

     Options shall be evidenced by Option Agreements, and other Awards shall be evidenced by other Agreements, each in such form as the Committee shall approve from time to time.

     18.  SHAREHOLDER APPROVAL.

     Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. Such shareholder approval shall be obtained to the extent and in manner required under Applicable Laws and the rules of the Stock Exchange.

     19.  USE OF PROCEEDS FROM STOCK.

     The proceeds, if any, from the sale of Common Stock pursuant to Options or other Awards shall constitute general funds of the Company.

     20.  MISCELLANEOUS.

     (a)  Acceleration of Vesting.  The Committee shall have the power to
          -----------------------
accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Agreement evidencing the Award stating the time at which it may first be exercised or the time during which it will vest.

     (b)  Rule 16b-3.  With respect to Persons subject to Section 16 of the
          ----------                                      ----------
Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 and with respect to such Persons all transactions shall be subject to such conditions regardless of whether they are expressly set forth in the Plan or the Agreement. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall not apply to such Persons or their transactions and shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     (c)  Grants Exceeding Allotted Shares.  If the number of Shares of Common
          --------------------------------
Stock subject to an Award granted pursuant to the Plan exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess Shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14 of the Plan.
                ----------

     (d)  Notice.  Any written notice to the Company required by any of the
          ------
provisions of the Plan shall be addressed to the Secretary of the Company at 13155 Noel Road, Suite 1700, Dallas, Texas 75240, Attn: Secretary and shall become effective when it is received. Any written notice to Holders required by any provisions of the Plan shall be addressed to the Holder at the address on file with the Company and shall become effective three days after it is mailed by certified mail, postage prepaid to such address or at the time of delivery if delivered sooner by messenger or overnight courier.

     (e)  Savings Clause.  Notwithstanding any other provision hereof, the Plan
          --------------
is intended to qualify as a plan pursuant to which Incentive Stock Options may be issued under Section 422 of the Code. If the Plan or any provision of the
                -----------
Plan shall be held to be invalid or to fail to meet the requirements of Section
                                                                        -------
422 of the Code or the regulations promulgated thereunder, such invalidity or
---
failure shall not affect the remaining parts of the Plan or such provisions which apply only to Nonqualified Stock Options, but rather it shall be construed and enforced as if the Plan or the affected provision thereof, as the case may be, complied in all respects with the requirements of Section 422 of the Code.
                                                      -----------

     (f)  Governing Law.  The Plan and all rights and obligations thereunder
          -------------
shall be construed in accordance with and governed by the laws of the State of Delaware without regard to its conflict of laws rules.

                                   FORM OF
                       CUSTOMER ANALYTICS HOLDINGS, INC.
                             STOCK OPTION AGREEMENT
________________
________________
________________

     This Stock Option Agreement (this "Option Agreement") is entered into as of _________, 2000, by and between you ("Optionee") and ____________________ (the
"Company"). All defined terms used herein shall have the meanings set forth in
Section 15 hereof.

     1.   Grant of Option.  The Company hereby grants to Optionee an option (the
          ---------------
"Option") to purchase the number of shares (the "Shares") of the Common Stock, par value $____ per share (the "Common Stock"), of the Company set forth below at the exercise price and on the other terms and conditions set forth below, subject to the terms and conditions of this Option Agreement, including the provisions thereof relating to increases in the number of shares covered by this Option upon the occurrence of certain specified events, as follows:

     Date of Grant ("Date of Grant")         __________, 2000
     Initial Vesting Percentage              __________%
     Second Vesting Date                     __________
     Exercise Price per Share                $_________
     Total Number of Shares Granted          __________
     Total Exercise Price                    $_________
     Type of Option:
          ____ Incentive Stock Option
          ____ Nonqualified Stock Option
     Term/Expiration Date:____________, 2010
     (No more than 10 years from date
     of grant, 5 years for certain grants)

     If designated above as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code;
                                                      -----------
provided, however, the Company has not made, and will not be deemed to make hereby, any representations or warranties to Optionee with respect to such qualification.

     2.   Vesting Schedule.
          ----------------

          (a) This Option may be exercised, in whole or in part, in accordance with the following schedule. Except only as specifically provided elsewhere herein (including without limitation Section 2(b) hereof), this Option shall be exercisable in the following cumulative installments as follows: the Shares subject to this Option will become vested and exercisable with respect to the Initial Vesting Percentage on the Date of Grant (the "First Vesting Date"), and, thereafter (i) on the Second Vesting Date and (ii) at the end of each full succeeding quarter after the Second Vesting Date, an additional five percent (5%) of the Shares will become vested and exercisable until the Shares are fully vested and exercisable with respect to 100% of the Shares, provided that if application of this vesting schedule causes a fractional share, such Share shall be rounded down to the nearest whole share.

          (b) Notwithstanding the vesting schedule set forth above and notwithstanding any of the provisions of Section 4 below to the contrary, no vested Options may be exercised by Optionee until after one year after the date on which Optionee's employment or consulting relationship with the Company commenced (regardless of whether Optionee's Continuous Status as an Employee or Consultant has since been terminated).

          (c) In no event may Options that are not yet vested be exercised by Optionee. In addition, notwithstanding the vesting schedule set forth above, in the event of Optionee's death, Disability or other termination of Optionee's Continuous Status as an Employee or Consultant (regardless of the reason), Options that have not become vested and exercisable under Section 2(a) shall
                                                          ------------
cease vesting, shall not be exercisable and shall automatically be forfeited and cancelled on the date of such termination.

     3.   Exercise of Option.
          ------------------

          (a)  Right to Exercise. This Option shall be exercisable, with respect
               -----------------
to any or all of the Shares, during its term in accordance with the vesting schedule set out in Section 2 hereof. In the event of Optionee's death,
                    ---------
Disability or other termination of Optionee's Continuous Status as an Employee or Consultant, this Option shall be exercisable in accordance with the applicable provisions of this Option Agreement (including Sections 2(b) and 4
                                                          -------------------
hereof).

          (b)  Method of Exercise. This Option shall be exercisable by written
               ------------------
notice (in the form of the Exercise Agreement attached hereto as Exhibit A)
                                                                 ---------
which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (this Option may be exercised in one or more installments, provided that this Option may not be exercised as to fewer than one hundred (100) Shares), and such other representations and agreements as to the Optionee's investment intent with respect to such shares of Common Stock as may be required by the Company. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

          (c) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with this Option Agreement. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     4.   Termination Period.
          ------------------

          (a) Subject to Section 4(d) below, if Optionee's Continuous Status as an Employee or Consultant is terminated other than by reason of Optionee's death or Disability or for Cause (as defined below), then Optionee may exercise the vested Options for three (3) months after the date of such termination (or, if longer, during the period commencing on the date of termination and ending one day after the first anniversary of the commencement of Optionee's employment or consulting relationship with the Company); provided, however, that if the Options evidenced by this Option Agreement are Nonqualified Stock Options and are at least 60% vested in accordance with the vesting schedule set forth in
Section 2(a) above as of the date of termination of Optionee's Continuous Status
------------
as an Employee or Consultant, then the Optionee shall have six (6) months from the date of such termination to exercise such vested Options.

          (b) Subject to Section 4(d) below, in the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of Optionee's Disability, the Optionee may, but only within twelve (12) months from the date of such termination, exercise the Option to the extent Optionee otherwise was entitled to exercise it at the date of such termination. If such Disability is not a "disability" as such term is defined in Section 22(e)(3) of
                                                            ----------------
the Code, then in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option on the day that is three months and one day following such termination.

          (c) Subject to Section 4(d) below, in the event of the death of Optionee, the Option may be exercised at any time within twelve (12) months following the date of death by the Optionee's estate or by any Person who acquired the right to exercise the Option by bequest or inheritance (the "Option Beneficiary"), but only to the extent that the Optionee was entitled to exercise the Option on the date of death.

          (d) Notwithstanding anything contained in Sections 4(a), 4(b) and 4(c) to the contrary, the following additional rules shall apply to all exercises of vested Options upon termination of an Optionee's Continuous Status as an Employee or Consultant:

               (i) In the event that Optionee's Continuous Status as an Employee or Consultant is terminated by the Company or Optionee for any reason prior to the six (6) month anniversary of the commencement of Optionee's employment or consulting relationship with the Company, then this Option (both the vested and unvested portions thereof) will terminate on the date of such termination and will not be exercisable thereafter; provided, however, that if such termination is by the Company as a result of a Change of Control or the death or Disability of Optionee, then this clause (i) shall not apply and Optionee shall still be entitled to exercise vested Options in accordance with the provisions of Sections 4(a), 4(b) and 4(c), as applicable, but still subject to the other provisions of this Section 4(d).

               (ii) In the event that Optionee's Continuous Status as an Employee or Consultant is terminated by the Company for Cause at any time, then this Option (both the vested and unvested portions thereof) will terminate on the date of such termination and will not be exercisable thereafter. For purposes of this Option Agreement, "Cause" means the occurrence of any of the following events or reasons:

               1. Optionee's conviction for a felony offense or commission by Optionee of any act abhorrent to the community that the Company considers materially damaging to or tending to discredit the reputation of the Company;

               2. Dishonesty, fraud, willful misconduct, unlawful discrimination or theft on the part of Optionee;

               3. Optionee's using for Optionee's own benefit any confidential or proprietary information of the Company, or willfully or negligently divulging any such information to third parties without the prior written consent of the Company;

               4. Optionee's public drunkenness, public use of illegal substances or drugs or the use, possession, distribution or being under the influence of alcohol or illegal substances or drugs in the workplace (the only exception is that Optionee may consume alcohol reasonably and responsibly, if he or she so chooses, at legitimate business events and functions where alcohol is legally available);

               5. the determination by the Company that Optionee has continually failed or refused to comply, after notice of and a reasonable opportunity to cure such failure or refusal, with the policies, standards, regulations, instructions, or directions of the Company as they currently exist or as they may be modified from time to time; or

               6. any violation by the Optionee of any non-disclosure, non-diversion or non-competition agreement between the Optionee and the Company (a "Non-competition Agreement"), or any part of any non-disclosure, non-diversion or non-competition or similar agreement that amends, extends, supplements, modifies or supersedes the Non-competition Agreement.

               (iii) Changes in Optionee's status from Employee to Consultant or Consultant to Employee shall not constitute a termination of Optionee's Continuous Status as an Employee or Consultant, and this Option Agreement shall remain in effect.

               (iv) In the event that subsequent to Optionee's Continuous Status as an Employee or Consultant, Optionee violates any continuing obligation of Optionee pursuant any Non-competition Agreement or any part of any non-competition, non-diversion, non-disclosure or similar agreement that amends, extends, supplements, modifies or supersedes the Non-competition Agreement, then this Option (both the vested and unvested portions thereof) will terminate immediately effective on the date of termination of Optionee's Continuous Status as an Employee or Consultant.

               (v) In no case may Optionee exercise this Option after the Term/Expiration Date as provided above in Section 1.
                                          ---------

               (vi) In the event that Optionee is otherwise entitled to exercise vested Options pursuant to Sections 4(a), 4(b), or 4(c) or this Section 4(d), Optionee's right to exercise such Options shall still be subject to the provisions of Section 2(b). In addition, Optionee acknowledges that if the Options granted hereunder are Incentive Stock Options and Optionee is not permitted, by operation of the provisions hereof, to exercise any vested Options until more than three months after termination of Optionee's Continuous Status as an Employee or Consultant, then such Options shall automatically cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option on the day that is three months and one day following the date of such termination.

               (vii) In the event that Optionee (a) has exercised all or a portion of the Options and (b) has breached Optionee obligations as set forth in
Section 4(d)(ii)(6) or 4(d)(iv), then Optionee shall pay the Company an amount equal to any financial gain realized by Optionee from exercising such Options.

     5.   Method of Payment. The type of consideration to be paid for the Shares
          -----------------
to be issued upon exercise of the Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant and shall be subject to the Code). Such consideration shall be paid, to the extent permitted by applicable statutes and regulations at the time the Option is exercised, either (i) in cash or check, or
(ii) at the discretion of the Committee, in one or a combination of the following ways (which may be in combination with or in lieu of payment by cash or check): (A) by delivery to the Company of other shares of Common Stock of the Company to be valued at their Fair Market Value on the exercise date, (B) according to a deferred payment or other arrangement with the Person to whom the Option is granted or to whom the Option is transferred pursuant to this Agreement, (C) withholding of Shares that would otherwise be issued upon the exercise of the Option, valued at their Fair Market Value on the exercise date,
(D) when permitted by Applicable Laws, through a "same day sale" commitment from the Optionee (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer")), whereby the Optionee irrevocably elects to exercise the Option and to sell at least that number of Shares so purchased to pay the aggregate exercise price of all of the Shares so purchased, and the Optionee (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such Shares to forward an amount equal to the aggregate exercise price of such Shares directly to the Company, with any sale proceeds in excess of such amount being for the benefit of the Optionee, or (E) in any other form of legal consideration that may be acceptable to the Committee. In making its determination as to the type of consideration to accept, the Committee may consider if acceptance of such consideration may be reasonably expected to benefit the Company. In addition, such consideration shall be accompanied by the delivery by the Optionee of a properly executed exercise notice together with such other documentation as the Committee and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price. THE USE OF SHARES OF STOCK ACQUIRED OR TO BE

ACQUIRED TO PAY FOR EXERCISED SHARES MAY HAVE INCOME TAX CONSEQUENCES FOR THE OPTIONEE.

     6.   Restrictions on Exercise. This Option may not be exercised until such
          ------------------------
time as this Option Agreement has been approved by the shareholders of the Company, and may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board.

     7.   Non-Transferability of Option. An Incentive Stock Option shall not be
          -----------------------------
transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by such Optionee. A Nonqualified Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or by Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the Optionee only by such Optionee or any transferee pursuant to a QDRO; provided, however, that the Committee, in its discretion, may allow for transferability of Nonqualified Stock Options by a Optionee to Immediate Family Members. For purposes hereof, the term "Immediate Family Members" means (a) the children, grandchildren, spouse or common law spouse, siblings or parents of the Optionee or (b) any bona fide trusts, partnerships or other entities controlled by the Optionee or one or more Immediate Family Members, or whose beneficiaries are one or more Immediate Family Members of the Optionee. Any Nonqualified Stock Option grants that are transferable are further conditioned on the Optionee and the applicable Immediate Family Members agreeing to abide by the Company's then current stock option transfer guidelines. The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     8.   Term of Option. This Option may be exercised only within the term set
          --------------
out in Section 1 hereof, and may be exercised during such term only in
       ---------
accordance with the terms of this Option Agreement.

     9.   Special Limitations on Incentive Stock Options.  If the Options are
          ----------------------------------------------
designated as Incentive Stock Options or if Optionee is a ten percent (10%) shareholder of the Company, then the following provisions apply:

               (a) No Incentive Stock Option shall be granted to any Person who is not an Employee of the Company or a Corporate Affiliate of the Company at the time of grant. To the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company or any Affiliate) exceeds $100,000, such Options shall be treated for tax purposes as Nonqualified Stock Options. For purposes hereof, Incentive Stock Options shall be taken into account in the order in which they were granted. For purposes hereof, the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

               (b) In the case of an Incentive Stock Option (which in all cases shall be subject to the Code):

                    (i) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Corporate Affiliate, the per share exercise price shall not be less than 110% of the Fair Market Value per Share on the date of grant; and

                    (ii) granted to any other Employee, the per share exercise price shall not be less than 100% of the Fair Market Value per Share on the date of grant.


               (c) The term of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Corporate Affiliate shall be no more than five (5) years from the date of grant hereof.

     10.  Changes in Capital Structure. The Optionee agrees and acknowledges
          ----------------------------
that the Company shall have the right at any time and from time to time after the date of this Option Agreement to authorize additional classes or series of capital stock, some of which may entitle the holders thereof to greater rights than the holders of the Common Stock into which this Option is convertible, and to issue shares thereunder, subject only to the limits imposed by Applicable Laws.

     11.  Tax Consequences. To the extent required by Applicable Law, and prior
          ----------------
to or concurrent with delivery of the certificate representing the Shares, an Optionee shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise or any sale of Shares, which obligations may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 5 hereof. The grant and/or exercise of the Option will have
      ---------
federal and state income tax consequences. THE OPTIONEE SHOULD CONSULT A TAX ADVISER UPON THE GRANT OF THE OPTION AND BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES ACQUIRED UPON EXERCISE, PARTICULARLY WITH RESPECT TO HIS OR HER STATE'S TAX LAWS.

     12.  Entire Agreement; Governing Law.  This Option Agreement constitutes
          -------------------------------
the entire agreement of the parties with respect to the subject matter hereof and supersedes in its entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and this Option Agreement may not be amended except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.

     13.  Warranties, Representations and Covenants.  The undersigned Optionee
          -----------------------------------------
warrants and represents that he or she has reviewed this Option Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of this Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to this Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS OPTION AGREEMENT SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

     14.  Relation to Other Benefits; Termination of Employment. Any economic or
          -----------------------------------------------------
other benefit to the Optionee under this Option Agreement will not be taken into account in determining any benefits to which the Optionee may be entitled under any profit-sharing, retirement or similar benefit or compensation plan maintained by the Company and will not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company. No provision of this Option Agreement will limit in any way whatsoever any right that the Company may otherwise have to terminate the employment or adjust the compensation of the Optionee at any time.

     15.  Certain Definitions. As used herein, the following terms have the
          -------------------
following meanings:

               (a) "Advisor" means a member of an advisory board or committee or other group of advisors to the Company, or any other Person designated by the Committee.

               (b) "Affiliate" means, with respect to any Person, any Parent or Subsidiary of such Person, whether such Parent or Subsidiary is now or hereafter existing.

               (c) "Applicable Laws" means all applicable federal, state, local or foreign laws, regulations and legal requirements, including without limitation the requirements of the Stock Exchange and the legal requirements relating to the administration of stock option plans and equity incentive plans (and the issuance of shares of capital stock thereunder) under U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where the Options are granted.

               (d) "Beneficial Owner" means a "beneficial owner" as such term is used in Rule 13d-3 promulgated under the Exchange Act.

               (e)  "Board" means the Board of Directors of the Company.

               (f) "Change of Control" means, with respect to the Options, the occurrence at any time after the date of grant of such Options of (i) any Person or Group of Persons becoming for the first time the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company ("Voting Stock"), other than as a result of a transfer or series of related transfers of Voting Stock from a Person or Group of Persons who immediately prior to such transfer or transfers was the Beneficial Owner, and who after giving effect to such transfer or transfers continues to be the Beneficial Owner, of more than fifty percent (50%) of the Voting Stock of the Company; (ii) a merger or consolidation of the Company with or into another Person or the merger of another Person into the Company as a consequence of which those Persons who held all of the Voting Stock of the Company immediately prior to such merger or consolidation do not hold either directly or indirectly a majority of the Voting Stock of the Company (or, if applicable, the surviving company of such merger or consolidation) after the consummation of such merger or consolidation; (iii) the sale of all or substantially all of the assets of the Company to any Person or Group of Persons (other than to (A) a Person or Group of Persons which owns, directly or indirectly, a majority or more of the Common Stock of the Company, (B) a Subsidiary of the Company, or (C) a Person all of whose equity interests are owned directly or indirectly by the Company; or (iv) any event or series of events (which event or series of events must include a proxy fight or proxy solicitation with respect to the election of directors of the Company made in opposition to the nominees recommended by the Continuing Directors) during any period of 12 consecutive months, as a result of which a majority of the Board consists of individuals other than Continuing Directors.

               (g)  "Code" means the Internal Revenue Code of 1986, as amended.

               (h) "Consultant" means (i) any Person who is engaged by the Company or any Affiliate of the Company to render consulting or advisory services exclusively for the Company or any Affiliate on a full-time basis and is compensated for such services, (ii) any Director of the Company, whether such Director is compensated for such services or not, and (iii) any Advisor of the Company, whether such Advisor is compensated for such services or not.

               (i) "Continuing Directors of the Company" means, with the respect to any period of 12 consecutive months, (i) any members of the Board on the first day of such period, (ii) any members of the Board elected after the first day of such period at any annual meeting of shareholders who were nominated by the Board or a committee thereof, if a majority of the members of the Board or such committee were Continuing Directors of the Company within the meaning of clause (i) above at the time of such nomination, and (iii) any members of the Board elected to succeed Continuing Directors of the Company by the Board or a committee thereof, if a majority of the members of the Board or such committee were Continuing Directors of the Company within the meaning of clause (i) or (ii) above at the time of such election.

               (j) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship that an Employee or Consultant has with the Company or any Affiliate is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved in writing by the Company or any Affiliate or (ii) transfers between locations of the Company or between the Company or any Affiliate or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company or any Affiliate. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or any Affiliate is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option.

               (k) "Corporate Affiliate" means, with respect to any Person, any Parent Corporation or Subsidiary Corporation of such Person, whether such Parent Corporation or Subsidiary Corporation is now or hereafter existing.

               (l)  "Director" means a member of the Board.

               (m) "Disability" shall have the meaning given it or any similar term in the employment agreement of the Optionee with the Company or an Affiliate; provided, however, that if that Optionee has no such employment agreement or if the employment agreement applicable to the Optionee does not specify the meaning of such term, "Disability" shall mean "disability" as such term is defined in Section 22(e)(3) of the Code.
                   ----------------

               (n) "Employee" means any individual person, including Officers and Directors, employed by the Company or any Affiliate of the Company on a full-time basis and is compensated for such services. The payment of a Director's fee or the reimbursement of a Director's expenses by the Company shall not be sufficient to constitute "employment" by the Company.

               (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (p) "Fair Market Value" means the value of a Share of Common Stock determined as follows:

                    (i) If the Common Stock is listed on any established stock exchange or quoted on a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for a Share of Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                    (ii) If the Common Stock is not listed on any established stock exchange or quoted on a national market system, but is regularly quoted by a recognized securities dealer (whose selling prices are not reported), its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the date of determination; or

                    (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

               (q)  "Group" means a "group" as such term is used in Section
                                                                    -------
13(d)(3) of the Exchange Act.
--------

               (r) "Parent" means any Person (other than the Company) in an unbroken chain of Persons ending with the Company if, at the time an Award is granted, each of the Persons other than the Company owns stock (or other equity interests) possessing 50% or more of the total combined voting power of all classes of stock (or other equity interests) in one or more of the other Persons in such chain.

               (s) "Parent Corporation" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.
                                         --------------

               (t) "Person" means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, or any other entity.

               (u) "Officer" means an individual person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules
                                  ----------
and regulations promulgated thereunder.

               (v) "Subsidiary" means any Person (other than the Company) in any unbroken chain of Persons beginning with the Company if, at the time of granting of an Award, each of the Persons (other than the last Person in the unbroken chain) owns stock (or other equity interests) possessing 50% or more of the total combined voting power of all classes of stock (or other equity interests) in one of the other Persons in such chain.

               (w) "Subsidiary Corporation" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.
                                                 --------------

                              THE COMPANY:



                              By:_______________________________________
                                 Name:
                                 Title:


                              OPTIONEE:


                              __________________________________________
                              Signature

                              __________________________________________
                              Print Name

                              __________________________________________
                              Residence Address

                              __________________________________________
                              Area Code/Telephone Number

                                             Exhibit A to Stock Option Agreement
                                             -----------------------------------

                                  COMPANY NAME

                   STOCK OPTION AGREEMENT EXERCISE AGREEMENT

Company
Address:
_______________
_______________

Attention: Secretary

     1.   Exercise of Option. Effective as of today, ________, 200__, the
          ------------------
undersigned ("Purchaser") hereby elects, pursuant to this Exercise Agreement (this "Exercise Agreement"), to exercise _____ options (the "Options") to purchase ______ shares (the "Shares") of the Common Stock of ________________________ (the "Company") under and pursuant to the Stock Option Agreement dated _______, 200__ (the "Option Agreement"). The purchase price for the Shares shall be $_____, as specified in the Option Agreement.

     2.   Delivery of Payment. Purchaser herewith delivers to the Company the
          -------------------
full purchase price for the Shares of _________________________________________.
THE USE OF SHARES OF STOCK ACQUIRED OR TO BE ACQUIRED FOR EXERCISED SHARES MAY HAVE INCOME TAX CONSEQUENCES FOR THE PURCHASER.

     3.   Representations and Warranties of Purchaser; Compliance with
          ------------------------------------------------------------
Securities Laws. Purchaser represents and warrants to the Company that:
---------------

               (a)  Agrees to Terms of the Option Agreement. Purchaser has
                    ---------------------------------------
received a copy of the Option Agreement, has read and understands the terms of the Option Agreement, and agrees to be bound by its terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Options or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

               (b)  Purchase for Own Account for Investment. Purchaser is
                    ---------------------------------------
purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

               (c)  Access to Information. Purchaser has had access to all
                    ---------------------
information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

               (d)  Understanding of Risks. Purchaser is fully aware of: (i) the
                    ----------------------
highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell
                                  ---
or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchasers' own interests in this transaction and is financially capable of bearing a total loss of this investment.

               (e)  No General Solicitation. At no time was Purchaser presented
                    -----------------------
with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer sale and purchase of the Shares.

               (f)  Compliance with U.S. Federal Securities Laws. Purchaser
                    --------------------------------------------
understands and acknowledges that the Shares have not been registered with the Securities and Exchange Commission (the "SEC") under the Securities Act and that, notwithstanding any other provision of this Exercise Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

     4.   Restricted Securities; Restrictions on Transfers.
          -------------------------------------------------

               (a)  No Transfer Unless Registered or Exempt. Purchaser
                    ---------------------------------------
understands that Purchaser may not transfer any Shares except pursuant to this Exercise Agreement and unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

               (b)  SEC Rule 144. In addition, Purchaser has been advised that
                    ------------
SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one
(1) year, and in certain cases two (2) years, after they have been purchased and
                                                                             ---
paid for (within the meaning of Rule 144). Purchaser understands that Rule 144
--------
may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

               (c)  Disposition of Shares. Purchaser hereby agrees that
                    ---------------------
Purchaser shall make no disposition of the Shares unless and until:

                         (i)   Purchaser shall have complied with all
requirements of this Exercise Agreement applicable to the disposition of the Shares;

                         (ii)  Purchaser shall have provided the Company with
written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate action necessary for compliance with the registration requirements of the Securities Act or any exemption from registration available under the Securities Act (including Rule
144) has been taken; and

                         (iii) Purchaser shall have provided the Company with
such other written assurances and agreements, in form and substance satisfactory to the Company, as may be requested by the Company pursuant to the Option Agreement.

               (d)  Restrictions on Transfer. Purchaser shall not transfer,
                    ------------------------
assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company's Right of First Refusal (as defined below), except as permitted by this Exercise Agreement.

               (e)  Transferee Obligations. Each person (other than the Company)
                    ----------------------
to whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to (i) the Company's Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 5, to the same extent such Shares
                                   ---------
would be so subject if retained by the Purchaser.

     5.   Market Standoff Agreement.  Purchaser agrees in connection with any
          -------------------------
registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify.

     6.   Company's Right of First Refusal. Before any Shares acquired by
          --------------------------------
Purchaser upon exercise of any vested Options and held by Purchaser or any permitted transferee of such Shares (either being sometimes referred to herein as the "Purchaser") may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Shares proposed to be sold or transferred (the "Offered Shares") on the terms and conditions set forth in this Section 6 (the "Right of First Refusal").
                                 ---------

               (a)  Notice of Proposed Transfer. The Purchaser of the Offered
                    ---------------------------
Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Purchaser's bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name of each proposed bona fide purchaser or other transferee ("Proposed Transferee"); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Purchaser proposes to transfer the Offered Shares (the "Offered Price") and (v) that the Purchaser will offer to sell the Offered Shares to the Company and/or its assignee(s) at the Offered Price as provided in this Section
                                                                        -------
6.
-

               (b)  Exercise of Right of First Refusal: At any time within
                    ----------------------------------
thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Purchaser, elect to purchase all (or, with the consent of the Purchaser, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined as specified below.

               (c)  Purchase Price: The purchase price for the Offered Shares
                    --------------
purchased under this Section 6 will be the Offered Price. If the Offered Price
                     ---------
includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the value of such non-cash consideration as determined in good faith by the Board.

               (d)  Payment: Payment of the Offered Price will be payable, at
                    -------
the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Purchaser to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The Offered Price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

               (e)  Transfer. If all of the Offered Shares proposed in the
                    --------
Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 6, then the Purchaser
                                                   ---------
may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price; provided that such sale or other
                                           --------
transfer is consummated within 120 days after the date of the Notice, and provided further, that (i) any such sale or other transfer is effected in
-------- -------
compliance with all applicable securities laws and (ii) the Proposed Transferee agrees in writing that the provisions of this Section 6 will continue to apply
                                              ---------
to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Purchaser may be sold or otherwise transferred.

               (f)  Exempt Transfers: Notwithstanding anything to the contrary
                    ----------------
in this Section 6, the following transfers of Offered Shares will be exempt from
        ---------
the Right of First Refusal: (i) the transfer of any or all of the Offered Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to any Immediate Family Member (as such term is defined in the Option Agreement) of Purchaser, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section 6 will
                                                                ---------
continue to apply to the transferred Shares in the hands of such transferee or other recipient; (ii) any transfer of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this
Section 6 unless the agreement of merger or consolidation expressly otherwise
---------
provides); or (iii) any transfer of Shares pursuant to the winding up and dissolution of the Company.


               (g)  Termination of Right of First Refusal: The Company's Right
                    -------------------------------------
of First Refusal will terminate upon the first sale to the public of the Company's Common Stock pursuant to an effective registration statement under the Securities Act.

     7.   Rights as Shareholder. The Purchaser shall not be deemed to be the
          ---------------------
holder of, or to have any of the rights of a holder with respect to, any Shares subject for which such Option is exercised including, but not limited to, rights to vote or to receive dividends unless and until the Purchaser has satisfied all requirements for exercise of the Option pursuant to its terms, the certificates evidencing such Shares have been issued and the Purchaser has become a record holder of such Shares. A share certificate for the number of Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date all the conditions set forth above are satisfied.

     8.   Tax Consultation. Purchaser understands that Purchaser may suffer
          ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     9.   Legends. Purchaser understands and agrees that the Company will cause
          -------
a legend regarding the Company's Right of First Refusal to be placed upon any certificate(s) or other documents or instruments evidencing ownership of the Shares by the Purchaser, in addition to any other legends required under federal and state securities laws.

     10.  Entire Agreement; Governing Law. The Option Agreement is incorporated
          -------------------------------
herein by reference. This Exercise Agreement and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and this Exercise Agreement may not be amended except by means of a writing signed by the Company and Purchaser. This Exercise Agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.

Submitted by:                           Accepted by:

PURCHASER:                              COMPANY NAME

_______________________________         By:__________________________________
Name:__________________________         Name:________________________________
Address:_______________________         Title:_______________________________